UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 15, 2007 (October 9, 2007)

NATCO Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15603	22-2906892
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification No.)

2950 North Loop West, 7th Floor
Houston, Texas	77092
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 683-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 9, 2007, the Governance, Nominating & Compensation Committee of NATCO Group Inc.'s Board of Directors approved the following salary increases for certain executive officers, all of which are effective as of October 1, 2007:

Executive Officer	Annual Base Salary Effective October 1, 2007
Robert A. Curcio	$290,000
Knut Eriksen	$280,000
Bradley P. Farnsworth	$273,000
C. Frank Smith	$285,000

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On October 10, 2007, the Board of Directors approved amendments to Article VII of the Company's bylaws to permit the Company to issue uncertificated common stock, and setting forth the requirements for the issuance, transfer and replacement of such uncertificated stock. A copy of Article VII of the bylaws, as amended, is attached to this filing as Exhibit 3.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2007

NATCO Group Inc.

By: /s/ John U. Clarke ________

John U. Clarke

Chairman of the Board & Chief

Executive Officer